BLACKROCK FUNDS II

BlackRock Investment Grade Bond Portfolio

(the “Fund”)

Supplement dated August 19, 2016 to

the Statement of Additional Information of the Fund dated January 28, 2016

Effective on or about September 30, 2016, the following changes are made to the Fund’s Statement of Additional Information:

The section of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Purchase Privileges of Certain Persons” as it relates solely to the Fund is revised as follows:

BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.

With respect to BlackRock Managed Income Fund of BlackRock Funds II, the placement fees may be up to the following amounts:

$250,000 but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

The first sentence of the second paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Other” is deleted in its entirety and replaced with the following:

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio and BlackRock Managed Income Fund of BlackRock Funds II, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Credit Strategies Income Fund and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A Shares, you may not pay an initial sales charge.

The third paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares — Reduced Initial Sales Charges — Other” is deleted in its entirety and replaced with the following:

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio and BlackRock Managed Income Fund of BlackRock Funds II, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Opportunities Fund and BlackRock Pennsylvania Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Credit Strategies Income Fund and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Shareholders should retain this Supplement for future reference.

SAI-IGB-0816SUP2